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                                                                   EXHIBIT 10.11

                                                           ADMINISTRATIVE OFFICE

Southwest                                PO. Box 131690, CARLSBAD, CA 92013-1690

COMMUNITY  Bank                 5810 EL CAMINO REAL. SUITE D, CARLSBAD, CA 92008
    Member FDIC                        TEL: 1760) 918-2616 - FAX: (760) 431-2160
                                                                 WWW.SWCBANK.COM

                                November 20, 2003

PERSONAL & CONFIDENTIAL

Stuart F. McFarland
President and COO
Southwest Community Bank
5810 El Camino Real
Carlsbad, CA 92008

         Re: MODIFICATION OF YOUR EMPLOYMENT AGREEMENT

Dear Mr. McFarland:

         You have been employed by SWCB as its Executive Vice President and Chief Credit Officer. Terms of your employment were memorialized in a document entitled "Extension and Modification of Employment Agreement" dated December 31, 2001 (the "Agreement").

         This letter is written to confirm the action of the Board of Directors of Southwest Community Bank ("SWCB") at its Board meeting on November 19, 2003 at which you were elected to the position of President and Chief Operating Officer of the Bank. Your salary will continue at its present base of One Hundred Eighty Thousand Dollars ($180,000.00) per year, subject to the covenants, terms and conditions of the Agreement.

         Please sign and return the duplicate copy of this letter acknowledging and accepting these additional terms.

                                Very truly yours,

                                /s/ Paul M. Weil
                                ------------------------------------------------
                                Paul M. Weil, Corporate Secretary
                                For the Board of Directors

PMW:om
cc: Howard B. Levenson, Chairman

                                ACKNOWLEDGED AND AGREED

                                /s/ Stuart F. McFarland
                                ------------------------------------------------
                                Stuart F. McFarland

Exhibit 10.11